UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Duck Creek Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

All Customer Email Communication

From: Mike, sent by Sandy via Outlook

Time: 9:00 AM ET

Subject: Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Valued Customer,

We have some exciting news to share. This morning, we announced our plans to be acquired by Vista Equity Partners (“Vista”). This is an important step as we enter the next phase of our continued growth. You can find the press release here [insert hyperlink] and on the Duck Creek website.

This transaction enhances Duck Creek’s position as a leading provider of cloud-based SaaS core systems and strategic solutions to the global P&C insurance industry. It is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team. Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

Our day-to-day operations will remain “business as usual” and Duck Creek will continue to operate independently until close. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve you.

Thanks for being a great customer. This is a very exciting day in the evolution of our company. Your continued commitment has allowed us to take this important step forward in our growth. A member of your account team will be reaching out to you shortly.

Sincerely,

Mike Jackowski

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

All Employee Communication

From: Mike Jackowski (sent by Sandy via Outlook)

Time: 7:30 am ET

Subject: Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Ducks,

This morning, we issued a press release (hyperlink) announcing that Duck Creek has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”). We are excited about this move and we will share more with all of you during our Town Halls later this morning and evening. Separate email invitations will appear in your inboxes shortly. In addition, your ELT member will be reaching out later today for separate team-based discussions.

The press release linked above contains the core details of this announcement. I want to emphasize how proud I am of the work we have accomplished together, and which we will continue to do going forward. For more than two decades, Duck Creek has been a pioneer in developing cloud-based, mission-critical core systems for the P&C insurance industry, enabling the industry to achieve agile operations, rapid innovations, and best-in-class customer experience. This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team.

There will be many questions that we cannot answer, but we will share all that we can at this time during our Town Halls. Please also reference the attached FAQ. Until we close the deal, which we expect to occur in the second calendar quarter of 2023, Duck Creek will remain as a publicly traded company. The best thing we can do is to continue to deliver the same high-quality products and services that help our customers grow their businesses.

Onward and upward we fly!

Mike

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

All Partner Email Communication

From: Mike, sent by Sandy via Outlook

Time: 9:00 am ET

Subject: Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Valued Partner,

We have some exciting news to share. This morning, we announced our plans to be acquired by Vista Equity Partners (“Vista”). This is an important step as we enter the next phase of our continued growth. You can find the press release here [insert hyperlink] and on the Duck Creek website.

This transaction enhances Duck Creek’s position as a leading provider of cloud-based SaaS core systems and strategic solutions to the global P&C insurance industry. It is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team. Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

Our day-to-day operations will remain “business as usual” and Duck Creek will continue to operate independently until close. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence.

This is a very exciting day in the evolution of our company. Your continued partnership has allowed us to take this important step forward in our growth. We will continue to provide you updates as the process unfolds.

Sincerely,

Mike Jackowski

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Frequently Asked Questions – Combined (All)

Background:

•	On January 8, 2023, Duck Creek signed a definitive agreement to be acquired by Vista Equity Partners (“Vista”) at a deal valued at approximately $2.6 billion.

•

Following a deliberate and thoughtful process, the Board approved the transaction, which delivers a great outcome for Duck Creek’s shareholders. It provides a certain and substantial cash value at an attractive premium – shareholders will receive $19.00/share in cash, which represents a 46% premium to Duck Creek’s closing stock price on January 6, 2023, the last full trading day before the deal was announced, and a 64% premium to the 30-day trailing volume weighted average price (“VWAP”).

•

For more than two decades, Duck Creek has been a pioneer in developing cloud-based, mission-critical core systems for the P&C insurance industry, enabling the industry to achieve agile operations, rapid innovations, and best-in-class customer experience. Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

•	This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team.

•

Our products and platform – we have proven the strength of our products and platform in modernizing insurance carriers’ businesses and transforming their operations for the future. As the company who pioneered core systems and was “first-to-cloud” in the industry, Duck Creek’s brand in the market is world class.

•	Our financial strength – Duck Creek has an attractive operating model, with proven growth of annual recurring revenue, improving profitability, and a strong balance sheet.

•	Our people – we have an incredibly talented group of professionals across the globe who bring technology and insurance-specific skills, expertise, and value to support the industry.

•

Our global customer base – Duck Creek serves more than 200 customers across the globe, including the top five North American insurers. The scope and scale of our existing customer base is world class and consists of some of the most highly respected carriers in the industry.

•

Our robust partner ecosystem—We have relationships with over 80 companies across a diverse set of services and offerings, including 23 SIs with over 6,000 Duck Creek implementation resources who help to deploy our solutions. By partnering with leading companies across the globe, Duck Creek has significant industry traction.

•

Our day-to-day operations will remain “business as usual.” While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

•	You have our commitment to be as transparent as we can, and we’ll share more information with you in the coming weeks.

•	Vista invests in mission-critical businesses that have clear purpose and a demonstrated track record of success, such as Duck Creek.

•	Following the close of the transaction, Duck Creek will become a privately held company and will no longer be publicly listed.

•	Following the transaction close, Duck Creek will adopt Vista’s portfolio of best practices.

General Topics:

1.	What is happening?

On January 8, 2023, Duck Creek signed a definitive agreement to be acquired by Vista Equity Partners.

Following a deliberate and thoughtful process, the Board approved the transaction, which delivers a great outcome for Duck Creek’s shareholders. It provides a certain and substantial cash value at an attractive premium.

Pursuant to the agreement, Vista will acquire all of the outstanding common stock of Duck Creek for $19.00/share, valued at approximately $2.6 billion, in an all-cash transaction. This represents a 64% premium to the 30-day trailing volume weighted average price (“VWAP”).

2.	Why are we pursuing an acquisition/entering into this transaction?

This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team. It is after a deliberate and thoughtful process, the Board approved this transaction, which delivers a great outcome for Duck Creek’s shareholders, providing them a certain and substantial cash value at an attractive premium.

3.	How long will the process take?

We expect closing to occur in the second calendar quarter of 2023.We will continue to update you as the process unfolds.

4.	What does a 30-day “go-shop” period mean?

This is a provision in our merger agreement with Vista that allows our Board of Directors to solicit, approach or encourage other buyers to make a superior offer.

5.	Will shareholders need to vote on this transaction?

Yes. The acquisition will also be subject to other customary closing conditions.

6.	How will becoming a privately held company affect the business?

We are excited to enter the next chapter for Duck Creek in partnership with Vista Equity Partners, while we continue to develop cloud-based mission critical systems for the P&C insurance industry and deliver the best-in-class customer experience.

7.	Who is Vista?

Vista Equity Partners (“Vista”) was founded in 2000 and is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies like no other investor and we look forward to partnering with them to accelerate our growth trajectory.

Collectively, Vista’s companies make up one of the largest software companies in the world by revenue and headcount. Vista portfolio companies include: Avalara, Pluralsight, Mindbody, Jamf, Apptio, Infoblox, Gainsight, and more.

You can learn more about the firm by visiting their website at www.vistaequitypartners.com

Duck Creek Employees:

1.	How will this proposed transaction impact Duck Creek’s employees?

Our day-to-day operations will remain “business as usual” and we will continue to operate independently until close. While our company’s ownership structure will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

2.	Can I trade Duck Creek stock between now and close?

Duck Creek employees are required to comply with our Insider Trading Policy, which provides that you may only trade in Duck Creek stock when our trading window is open. In addition, you may not trade in Duck Creek stock if you are in possession of material non-public information. If you have questions about whether our trading window is open or if you need help evaluating whether or not you have material non-public information regarding Duck Creek, please reach out to Chris Stone in legal.

3.	Will there be any changes in management as a result of this transaction?

Our day-to-day operations will remain “business as usual.” The transaction will take a number of months to complete and we will continue operating as an independent company. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

4.	How will this affect my pay and benefits?

This is business as usual. Importantly, your pay and benefits remain in place, and vacation, holidays, and health insurance will be paid in the ordinary course of business during this process.

5.	What will happen to my equity?

Employees who have in-the-money vested equity will receive payment based on the number of vested shares at the deal price. In-the-money unvested equity will accelerate and be paid out at the deal price, upon close of the transaction.

6.	Do we expect any layoffs as a result of this acquisition?

We do not anticipate any immediate changes to our organizational structure. We expect this transaction to provide additional resources globally.

7.	Will my role and responsibilities change?

Roles and responsibilities will generally not change as a result of the transaction. We look forward to quickly advancing our technology and increasing our capacity with greater resources. We believe that this acquisition will provide significant growth opportunities for our company, our customers, and our entire team.

8.	What are the implications of this transaction to customers?

Our day-to-day operations will remain “business as usual,” ”, operate independently before closing, and Duck Creek will continue to provide high-quality service and maintain customer-focused support. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Until closing, we will continue to operate as an independent company. Our sales activities will continue uninterrupted, as well.

Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

9.	Who should I contact with questions about the transaction?

If you have any questions about this transaction, please speak with your manager or a member of our Executive Leadership Team (ELT). All investor inquiries about the transaction should be directed to our CFO, Kevin Rhodes. All media inquiries, as is standard practice, should be directed to Carley Bunch and Drake Manning.

Customers, Partners and External Stakeholders:

1.	Is Duck Creek financially healthy?

Duck Creek has an attractive operating model, with proven growth of annual recurring revenue, improving profitability, and a strong balance sheet.

We have delivered 16 consecutive quarters of adjusted EBITDA profitability and have no debt.

2.	What does this transaction mean to customers/partners/external stakeholders?

Our day-to-day operations will remain “business as usual.” Duck Creek will continue to provide high-quality service and maintain customer-focused support. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Until closing, we will continue to operate as an independent company. Our sales activities will continue uninterrupted, as well.

Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

(more)

Social Media Guidance for Employees

Employees should not post about the transaction on social media.

We believe this is an exciting deal for Duck Creek, and we understand that you may want to share this information with your networks. However, during this period of increased regulatory scrutiny, we ask that employees not share information about the pending transaction or about the company’s activities.

What follows are recommendations and guidelines for other social media activity, which cover both Duck Creek and our employees.

DOs

•	Duck Creek’s corporate accounts may share the press release on its social media profiles (Linkedin and Twitter) with no accompanying commentary

DON’Ts

•	Do not share Duck Creek’s posts on the transaction, comment on the transaction or engage with others on social media (including likes or retweets) around the transaction using your personal accounts

•

Do not share any material non-public information (including information about new contract awards, technological developments, financial information, operational information, outlooks on the business, or any other information that might impact views on the company’s value)

•	Do not share any privileged communications (e.g. internal communications, emails with potential customers, etc.)

•	Do not comment on stock price

•	Do not talk about your own stock holdings of the company

•	Do not comment about the state of the business

•	Do not make any forward-looking comments or predictions

•	Do not comment about the competition

•	Do not share any confidential customer information

•	Avoid discussing integration planning with Vista personnel, unless permitted to do so

(more)

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Customer Advisory Board (CAB) Email

From: Mike, sent by Sandy via Outlook

Time 9:00 am ET

Subject: Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Dear CAB Members,

Given your special role as a member of the Duck Creek Customer Advisory Board (“CAB”), I wanted to personally reach out to you to share the exciting news that we have entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”). See the press release here.

Needless to say, I am very excited about this transaction as it will allow us to serve you better, working with a world-class partner like Vista. While Duck Creek will continue to operate independently until the transaction closes, I or someone close on your account will be in touch in the coming days.

Sincerely,

Mike

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Employee Email Invitations to Town Hall (Same copy for both invites)

From: Sandy

Time: 7:30 am ET

Subject: Town Hall Session 1 – Morning (ET)

[schedule town hall to occur at 8:30 am ET]

Ducks,

Please join Mike and the ELT to learn more about today’s announcement.

[Embed link details]

From: Sandy

Time: 7:30 am ET

Subject: Town Hall Session 2 – Evening (ET)

[schedule town hall to occur at 5:30 pm ET]

Ducks,

Please join Mike and the ELT to learn more about today’s announcement.

[Embed link details]

Note, please append the content below to the bottom of both email invitations.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ.

Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Frequently Asked Questions – External Stakeholders, Customers, Partners

Background:

•	On January 8, 2023, Duck Creek signed a definitive agreement to be acquired by Vista Equity Partners (“Vista”) at a deal valued at approximately $2.6 billion.
•

Following a deliberate and thoughtful process, the Board approved the transaction, which delivers a great outcome for Duck Creek’s shareholders. It provides a certain and substantial cash value at an attractive premium – shareholders will receive $19.00/share in cash, which represents a 46% premium to Duck Creek’s closing stock price on January 6, 2023, the last full trading day before the deal was announced, and a 64% premium to the 30-day trailing volume weighted average price (“VWAP”).

•

For more than two decades, Duck Creek has been a pioneer in developing cloud-based, mission-critical core systems for the P&C insurance industry, enabling the industry to achieve agile operations, rapid innovations, and best-in-class customer experience. Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

•	This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team.

•

Our products and platform – we have proven the strength of our products and platform in modernizing insurance carriers’ businesses and transforming their operations for the future. As the company who pioneered core systems and was “first-to-cloud” in the industry, Duck Creek’s brand in the market is world class.

•	Our financial strength – Duck Creek has an attractive operating model, with proven growth of annual recurring revenue, improving profitability, and a strong balance sheet.

•	Our people – we have an incredibly talented group of professionals across the globe who bring technology and insurance-specific skills, expertise, and value to support the industry.

•

Our global customer base – Duck Creek serves more than 200 customers across the globe, including the top five North American insurers. The scope and scale of our existing customer base is world class and consists of some of the most highly respected carriers in the industry.

•

Our robust partner ecosystem—We have relationships with over 80 companies across a diverse set of services and offerings, including 23 SIs with over 6,000 Duck Creek implementation resources who help to deploy our solutions. By partnering with leading companies across the globe, Duck Creek has significant industry traction.

•

Our day-to-day operations will remain “business as usual.” While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

•	You have our commitment to be as transparent as we can, and we’ll share more information with you in the coming weeks.

•	Vista invests in mission-critical businesses that have clear purpose and a demonstrated track record of success, such as Duck Creek.

•	Following the close of the transaction, Duck Creek will become a privately held company and will no longer be publicly listed.

•	Following the transaction close, Duck Creek will adopt Vista’s portfolio of best practices.

General Topics:

1.	What is happening?

On January 8, 2023, Duck Creek signed a definitive agreement to be acquired by Vista Equity Partners.

Following a deliberate and thoughtful process, the Board approved the transaction, which delivers a great outcome for Duck Creek’s shareholders. It provides a certain and substantial cash value at an attractive premium.

Pursuant to the agreement, Vista will acquire all of the outstanding common stock of Duck Creek for $19.00/share, valued at approximately $2.6 billion, in an all-cash transaction. This represents a 64% premium to the 30-day trailing volume weighted average price (“VWAP”).

2.	Why are we pursuing an acquisition/entering into this transaction?

This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team. It is after a deliberate and thoughtful process, the Board approved this transaction, which delivers a great outcome for Duck Creek’s shareholders, providing them a certain and substantial cash value at an attractive premium.

3.	How long will the process take?

We expect closing to occur in the second calendar quarter of 2023. We will continue to update you as the process unfolds.

4.	What does a 30-day “go-shop” period mean?

This is a provision in our merger agreement with Vista that allows our Board of Directors to solicit, approach or encourage other buyers to make a superior offer.

5.	Will shareholders need to vote on this transaction?

Yes. The acquisition will also be subject to other customary closing conditions.

6.	How will becoming a privately held company affect the business?

We are excited to enter the next chapter for Duck Creek in partnership with Vista Equity Partners, while we continue to develop cloud-based mission critical systems for the P&C insurance industry and deliver the best-in-class customer experience.

7.	Who is Vista?

Vista Equity Partners (“Vista”) was founded in 2000 and is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies like no other investor and we look forward to partnering with them to accelerate our growth trajectory.

Collectively, Vista’s companies make up one of the largest software companies in the world by revenue and headcount. Vista portfolio companies include: Avalara, Pluralsight, Mindbody, Jamf, Apptio, Infoblox, Gainsight, and more.

You can learn more about the firm by visiting their website at www.vistaequitypartners.com

Customers, Partners and External Stakeholders:

1.	Is Duck Creek financially healthy?

Duck Creek has an attractive operating model, with proven growth of annual recurring revenue, improving profitability, and a strong balance sheet.

We have delivered 16 consecutive quarters of adjusted EBITDA profitability and have no debt.

2.	What does this transaction mean to customers/partners/external stakeholders?

Our day-to-day operations will remain “business as usual.” Duck Creek will continue to provide high-quality service and maintain customer-focused support. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Until closing, we will continue to operate as an independent company. Our sales activities will continue uninterrupted, as well.

Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6Bn

Frequently Asked Questions – Internal Duck Creek Employees

Background:

•	On January 8, 2023, Duck Creek signed a definitive agreement to be acquired by Vista Equity Partners (“Vista”) at a deal valued at approximately $2.6 billion.

•

Following a deliberate and thoughtful process, the Board approved the transaction, which delivers a great outcome for Duck Creek’s shareholders. It provides a certain and substantial cash value at an attractive premium – shareholders will receive $19.00/share in cash, which represents a 46% premium to Duck Creek’s closing stock price on January 6, 2023, the last full trading day before the deal was announced, and a 64% premium to the 30-day trailing volume weighted average price (“VWAP”).

•

For more than two decades, Duck Creek has been a pioneer in developing cloud-based, mission-critical core systems for the P&C insurance industry, enabling the industry to achieve agile operations, rapid innovations, and best-in-class customer experience. Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

•	This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team.

•

Our products and platform – we have proven the strength of our products and platform in modernizing insurance carriers’ businesses and transforming their operations for the future. As the company who pioneered core systems and was “first-to-cloud” in the industry, Duck Creek’s brand in the market is world class.

•	Our financial strength – Duck Creek has an attractive operating model, with proven growth of annual recurring revenue, improving profitability, and a strong balance sheet.

•	Our people – we have an incredibly talented group of professionals across the globe who bring technology and insurance-specific skills, expertise, and value to support the industry.

•

Our global customer base – Duck Creek serves more than 200 customers across the globe, including the top five North American insurers. The scope and scale of our existing customer base is world class and consists of some of the most highly respected carriers in the industry.

•

Our robust partner ecosystem—We have relationships with over 80 companies across a diverse set of services and offerings, including 23 SIs with over 6,000 Duck Creek implementation resources who help to deploy our solutions. By partnering with leading companies across the globe, Duck Creek has significant industry traction.

•

Our day-to-day operations will remain “business as usual.” While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

•	You have our commitment to be as transparent as we can, and we’ll share more information with you in the coming weeks.

•	Vista invests in mission-critical businesses that have clear purpose and a demonstrated track record of success, such as Duck Creek.

•	Following the close of the transaction, Duck Creek will become a privately held company and will no longer be publicly listed.

•	Following the transaction close, Duck Creek will adopt Vista’s portfolio of best practices.

General Topics:

1.	What is happening?

On January 8, 2023, Duck Creek signed a definitive agreement to be acquired by Vista Equity Partners.

Following a deliberate and thoughtful process, the Board approved the transaction, which delivers a great outcome for Duck Creek’s shareholders. It provides a certain and substantial cash value at an attractive premium.

Pursuant to the agreement, Vista will acquire all of the outstanding common stock of Duck Creek for $19.00/share, valued at approximately $2.6 billion, in an all-cash transaction. This represents a 64% premium to the 30-day trailing volume weighted average price (“VWAP”).

2.	Why are we pursuing an acquisition/entering into this transaction?

This transaction is a testament to the value of the Duck Creek platform, the success of our strategy, and the strength of our incredible team. It is after a deliberate and thoughtful process, the Board approved this transaction, which delivers a great outcome for Duck Creek’s shareholders, providing them a certain and substantial cash value at an attractive premium.

3.	How long will the process take?

We expect closing to occur in the second calendar quarter of 2023.We will continue to update you as the process unfolds.

4.	What does a 30-day “go-shop” period mean?

This is a provision in our merger agreement with Vista that allows our Board of Directors to solicit, approach or encourage other buyers to make a superior offer.

5.	Will shareholders need to vote on this transaction?

Yes. The acquisition will also be subject to other customary closing conditions.

6.	How will becoming a privately held company affect the business?

We are excited to enter the next chapter for Duck Creek in partnership with Vista Equity Partners, while we continue to develop cloud-based mission critical systems for the P&C insurance industry and deliver the best-in-class customer experience.

7.	Who is Vista?

Vista Equity Partners (“Vista”) was founded in 2000 and is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies like no other investor and we look forward to partnering with them to accelerate our growth trajectory.

Collectively, Vista’s companies make up one of the largest software companies in the world by revenue and headcount. Vista portfolio companies include: Avalara, Pluralsight, Mindbody, Jamf, Apptio, Infoblox, Gainsight, and more.

You can learn more about the firm by visiting their website at www.vistaequitypartners.com

Duck Creek Employees:

1.	How will this proposed transaction impact Duck Creek’s employees?

Our day-to-day operations will remain “business as usual” and we will continue to operate independently until close. While our company’s ownership structure will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

2.	Can I trade Duck Creek stock between now and close?

Duck Creek employees are required to comply with our Insider Trading Policy, which provides that you may only trade in Duck Creek stock when our trading window is open. In addition, you may not trade in Duck Creek stock if you are in possession of material non-public information. If you have questions about whether our trading window is open or if you need help evaluating whether or not you have material non-public information regarding Duck Creek, please reach out to Chris Stone in legal.

3.	Will there be any changes in management as a result of this transaction?

Our day-to-day operations will remain “business as usual.” The transaction will take a number of months to complete and we will continue operating as an independent company. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Our sales activities will continue uninterrupted, as well.

4.	How will this affect my pay and benefits?

This is business as usual. Importantly, your pay and benefits remain in place, and vacation, holidays, and health insurance will be paid in the ordinary course of business during this process.

5.	What will happen to my equity?

Employees who have in-the-money vested equity will receive payment based on the number of vested shares at the deal price. In-the-money unvested equity will accelerate and be paid out at the deal price, upon close of the transaction.

6.	Do we expect any layoffs as a result of this acquisition?

We do not anticipate any immediate changes to our organizational structure. We expect this transaction to provide additional resources globally.

7.	Will my role and responsibilities change?

Roles and responsibilities will generally not change as a result of the transaction. We look forward to quickly advancing our technology and increasing our capacity with greater resources. We believe that this acquisition will provide significant growth opportunities for our company, our customers, and our entire team.

8.	What are the implications of this transaction to customers?

Our day-to-day operations will remain “business as usual,” ”, operate independently before closing, and Duck Creek will continue to provide high-quality service and maintain customer-focused support. While our company’s ownership will change upon the close of the transaction, we will remain focused on execution and operational excellence as we continue to serve customers and partners. Until closing, we will continue to operate as an independent company. Our sales activities will continue uninterrupted, as well.

Vista will continue to support our strategic growth plans globally, with the resources to support increased customer-focused innovation.

9.	Who should I contact with questions about the transaction?

If you have any questions about this transaction, please speak with your manager or a member of our Executive Leadership Team (ELT). All investor inquiries about the transaction should be directed to our CFO, Kevin Rhodes. All media inquiries, as is standard practice, should be directed to Carley Bunch and Drake Manning.

Social Media Guidance for Employees

Employees should not post about the transaction on social media.

We believe this is an exciting deal for Duck Creek, and we understand that you may want to share this information with your networks. However, during this period of increased regulatory scrutiny, we ask that employees not share information about the pending transaction or about the company’s activities.

What follows are recommendations and guidelines for other social media activity, which cover both Duck Creek and our employees.

DOs

•	Duck Creek’s corporate accounts may share the press release on its social media profiles (Linkedin and Twitter) with no accompanying commentary

DON’Ts

•	Do not share Duck Creek’s posts on the transaction, comment on the transaction or engage with others on social media (including likes or retweets) around the transaction using your personal accounts

•

Do not share any material non-public information (including information about new contract awards, technological developments, financial information, operational information, outlooks on the business, or any other information that might impact views on the company’s value)

•	Do not share any privileged communications (e.g. internal communications, emails with potential customers, etc.)

•	Do not comment on stock price

•	Do not talk about your own stock holdings of the company

•	Do not comment about the state of the business

•	Do not make any forward-looking comments or predictions

•	Do not comment about the competition

•	Do not share any confidential customer information

•	Avoid discussing integration planning with Vista personnel, unless permitted to do so

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

SLT Email Invite

From: Mike/Sandy

Time: 7:30 am ET

Subject: Important SLT Meeting Regarding Duck Creek Acquisition

SLT,

Please join me at 8:00 AM ET this morning for a briefing on our agreement to be acquired by Vista Equity Partners. For reference, you may read additional details contained in our press release issued this morning. We will be reviewing the attached FAQ to help you prepare for individual and team-based discussions.

I look forward to seeing you shortly!

Mike

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Vista Equity Partners to Acquire Duck Creek Technologies Maximizing Value for Duck Creek Stockholders January 9, 2023 1 1

Transaction Summary Deal Stats Premium Overview ▶ Duck Creek is a leading provider of intelligent solutions defining the future of property and casualty (P&C) insurance Parties 46% ▶ Vista Equity Partners is a global investment firm focused exclusively $19.00 $2.6B on enterprise software, data and technology-enabled businesses TO PRIOR Per Share Equity CLOSE Sale Price Value ▶ Process designed to obtain highest value for Duck Creek stockholders ▶ Negotiation of the transaction was conducted by a Special Committee composed entirely of independent and disinterested 64% directors Robust Process ▶ Merger Agreement includes 30-day Go-Shop Period TO 30-DAY ▶ The Company retained J.P. Morgan as financial advisor and VWAP Skadden as legal counsel ▶ The Special Committee retained Evercore as financial advisor and Paul Weiss as legal counsel All-cash 30 Day 64% ▶ Transaction is expected to close in second calendar quarter of 2023 consideration Go-Shop Timing ▶ Subject to the satisfaction of customary closing conditions, including Period TO 60-DAY and VWAP Duck Creek stockholder approval and U.S. antitrust clearance Approvals ▶ The transaction is not subject to a financing condition © 2022 DUCK CREEK TECHNOLOGIES. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 2 2

Cautionary Statement Regarding Forward-Looking Statements This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against Vista Equity Partners, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company. © 2022 DUCK CREEK TECHNOLOGIES. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 3 3

Important Additional Information and Where to Find It This communication is being made in connection with the Merger. In connection with the Merger, the Company plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210. Participants in the Solicitation The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above. © 2022 DUCK CREEK TECHNOLOGIES. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 4 4